UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2008

ENERGY FOCUS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300
(Registrant’s telephone number,
including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2008, Energy Focus, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2008, and hosted an investor conference call to discuss those results.

Copies of the press release is furnished with this Report as Exhibits 99.1 and is incorporated in this Report by reference. A copy of the written transcript of the investor conference call is also furnished with this Report as Exhibit 99.2 and is incorporated in this Report by reference.

The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are furnished with this Report.

Exhibit No.	Description
99.1	Press Release dated May 8, 2008 announcing financial results for the quarter ended March 31, 2008.

99.2	Transcript of Investor Conference Call held May 8, 2008 discussing financial results for the quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2008

ENERGY FOCUS, INC.

By:	/s/ Joseph G. Kaveski
Name: Joseph G. Kaveski
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 8, 2008 announcing financial results for the quarter ended March 31, 2008.

99.2	Transcript of Investor Conference Call held May 8, 2008 discussing financial results for the quarter ended March 31, 2008.